Stockholders' equity	6 Months Ended
Jun. 30, 2025
Stockholders' Equity Note [Abstract]
Stockholders' equity
8.	Stockholders’ equity
Details of the Company’s common stock and preferred stock are discussed in Note 8 of the 2024 Consolidated Financial Statements.
Common stock and warrants:

i)	Equity Offerings
As of June 30, 2025, the exercise price and number of shares issuable upon exercise of the then outstanding Class B1, Class B2, Class C1 and Class C2 warrants was $3.0391, based on the lowest daily VWAP for the Company’s common stock during the adjustment period commencing five consecutive trading days immediately preceding and the five consecutive trading days following the reverse stock split effective on April 3, 2025 (Note 1) and the number of shares issuable upon exercise of the warrants were adjusted, as presented below, pursuant to the terms of the warrants, such that the aggregate exercise price of such warrants as of their original issuance date will remain unchanged. During the six-month
period ended June 30, 2025, 107,500 common shares were issued upon the exercise of Class B2 warrants with fair value $62,572 for net proceeds of $326,672 and 109,943 common shares were issued upon the exercise of Class C2 warrants with fair value $67,157, for net proceeds of $334,134.

Warrant	Shares to be issued upon exercise of remaining warrants existed as of June 30, 2025
Class B1	52,511
Class B2	2,990,342
Class C1	12,649
Class C2	3,143,728

Total	6,199,230

As of June 30, 2025, the
Company re-valued
the outstanding warrants classified as liabilities. For the six months ended June 30, 2025, the Company recognized a gain of $508,232 (2024: loss of $15,176,536) resulting from the change in the fair value of the liability for the unexercised warrants.
The value of the outstanding warrants as of June 30, 2025, was $9,799,073 (December 31, 2024: $10,437,034) and presented under ‘Warrant liability” in the accompanying unaudited interim condensed balance sheets. The Company values its warrants classified as liabilities using Level 3 of the fair value hierarchy as defined in FASB guidance for Fair Value Measurements, as they are derived by using significant unobservable inputs such as historical volatility. The Company uses the Black & Scholes model for the valuation of the warrants at each settlement and at each measurement date, under the following assumptions (a) expected volatility (b) risk free rate (c) market value of common stock of, which was the current market price as of the date of each fair value measurement.
For the valuation at June 30, 2025, the Company used a volatility of 57.06%, a risk free rate of 3.81% and a market value of common stock of $3.28.
The following table presents the changes in the warrant liability during the period:

Balance as of December 31, 2024	10,437,034
Change in fair value of warrants	(508,232)
Write-off of warrant liability due to exercise of warrants	(129,729)
Balance as of June 30, 2025	9,799,073
Preferred shares:
As of June 30, 2025, the conversion price of Series A Preferred shares was $3.0391, as adjusted, after the RSS effective on April 3, 2025 (Note 1). Pursuant to ASC 260, Earnings per Share, the Company recorded a deemed dividend for the down round adjustment of $1,818,000 which reduced income available to common shareholders in the Company’s earnings per share calculation (Note 9).
Aggregate dividends of $0.4 million were paid on the Company’s Series A Preferred Shares during the six m on
ths ended June 30, 2025.